UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 Current Report
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



Date of Report (date of earliest event reported)          November 4, 2002
                                                 -------------------------


                            RELM Wireless Corporation
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)



                                     Nevada
--------------------------------------------------------------------------------
                 (State or other jurisdiction of incorporation)



                 000-07336                        59-34862971
--------------------------------------------------------------------------------
          (Commission File Number)        (IRS Employer Identification No.)

                 7100 Technology Drive, West Melbourne, FL 32904
--------------------------------------------------------------------------------
               (Address of principal executive offices) (Zip Code)


Registrant's telephone number, including area code           (321) 984-1414
                                                   -----------------------------



                                       N/A
--------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)

Item 9. Regulation FD Disclosure.
        -------------------------

         On November 4, 2002, RELM Wireless Corporation issued a press release announcing its operating results for the third quarter and nine months ended September 30, 2002. The press release is attached as Exhibit 99.1 and incorporated by reference.

Item 7.  Financial Statements and Exhibits
         ---------------------------------

(c)      Exhibits

      Exhibit
      Number                   Description
      ------                   -----------
       99.1          Press Release dated November 4, 2002.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                       RELM WIRELESS CORPORATION
                                             (Registrant)


                                       By: /s/William P. Kelly
                                              William P. Kelly
Dated:  November 4, 2002                      Executive Vice President - Finance
                                              and Chief Financial Officer

                                  Exhibit Index



Exhibit No.

      Exhibit
      Number                       Description
-----------------    ------------------------------------
       99.1          Press Release dated November 4, 2002